Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 30, 2013 by and among PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2012 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is hereby amended by restating the first sentence of Section 9.1.(e) in its entirety to read as follows:

The Parent shall not permit the ratio of (i) the product of (A) Unencumbered Adjusted NOI for the two consecutive fiscal quarters most recently ended multiplied by (B) 2 to (ii) Unsecured Indebtedness of the Parent and its Subsidiaries to be less than 0.11 to 1.00 at any time; provided, that at any time during the period commencing on July 1, 2013 and ending on December 31, 2013, the Parent shall not permit the ratio of (i) the product of (A) Unencumbered Adjusted NOI for the two consecutive fiscal quarters most recently ended multiplied by (B) 2 to (ii) Unsecured Indebtedness of the Parent and its Subsidiaries to be less than 0.095 to 1.00.

(b) The Credit Agreement is hereby further amended by restating Section 9.2.(b) in its entirety to read as follows:

(b) The Parent and the Borrower shall not, and shall not permit any Subsidiary (other than an Excluded Subsidiary) or any other Loan Party to, enter into, assume or otherwise be bound by any Negative Pledge except for (i) a Negative Pledge contained in the Term Loan Agreement; (ii) a Negative Pledge contained in the Wells Fargo Term Loan Agreement; (iii) a Negative Pledge contained in any other agreement (in addition to the Term Loan Agreement and the Wells Fargo Term Loan Agreement) that evidences unsecured Indebtedness which contains restrictions on encumbering assets that are substantially similar to those restrictions contained in the Loan Documents; (iv) a Negative Pledge contained in any agreement relating to assets to be sold where the restrictions on encumbering assets relate only to such assets pending such sale; (v) a

Negative Pledge contained in any agreement (x) evidencing Indebtedness of such Person, but only to the extent that no Default or Event of Default is in existence at the time such Indebtedness is created, incurred or assumed, nor would result from the creation, incurrence or assumption of such Indebtedness (including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.); (y) which Indebtedness is secured by a Lien permitted to exist pursuant to this Agreement, and (z) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into; and (vi) to the extent constituting a Negative Pledge, a restriction on the direct or indirect transfer of Equity Interests in any Excluded Subsidiary, Unconsolidated Affiliate or any Subsidiary that is not a Wholly Owned Subsidiary contained in the organizational documents of such Person or any document, instrument or agreement evidencing Secured Indebtedness of such Person permitted to exist pursuant to this Agreement.

(c) The Credit Agreement is hereby further amended by restating Section 9.3. in its entirety to read as follows:

Section 9.3. Restrictions on Intercompany Transfers.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Parent, the Borrower or any other Subsidiary; (b) pay any Indebtedness owed to the Parent, the Borrower or any other Subsidiary; (c) make loans or advances to the Parent, the Borrower or any other Subsidiary; or (d) transfer any of its property or assets to the Parent, the Borrower or any other Subsidiary (other than the direct or indirect transfer of Equity Interests in any Excluded Subsidiary); other than (i) with respect to clauses (a) through (d), those encumbrances or restrictions contained in (A) any Loan Document, (B) the Term Loan Agreement, (C) the Wells Fargo Term Loan Agreement, (D) any other agreement (in addition to the Term Loan Agreement and the Wells Fargo Term Loan Agreement) that evidences unsecured Indebtedness containing encumbrances or restrictions on the actions described above that are substantially similar to those contained in the Loan Documents, (E) the organizational documents of any Excluded Subsidiary, Unconsolidated Affiliate or any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent applicable to the Equity Interest in such Subsidiary or Unconsolidated Affiliate (or any direct or indirect owner of such Equity Interest on account of such ownership) or the property or assets of such Subsidiary or Unconsolidated Affiliate), or (ii) with respect to clause (d), (A) restrictions contained in any agreement relating to the sale of a Subsidiary (other than the Borrower) or the assets of a Subsidiary pending sale, or relating to Indebtedness secured by a Lien on assets that the Borrower or a Subsidiary may create, incur, assume, or permit or suffer to exist under Section 9.2.(a), provided that in any such case, the restrictions apply only to the Subsidiary or the assets that are the subject of such sale or Lien, as the case may be or (B) customary provisions restricting assignment of any agreement entered into by the Parent, the Borrower, any other Loan Party or any Subsidiary in the ordinary course of business.

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Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth herein (and incorporated by reference) and receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, the Parent and the Requisite Lenders;

(b) A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c) Evidence that the Term Loan Agreement has been amended to conform to certain sections of the Credit Agreement as amended by this Amendment and such other changes as agreed to by the parties thereto;

(d) Evidence that the Wells Fargo Term Loan Agreement has been amended to conform to certain sections of the Credit Agreement as amended by this Amendment and such other changes as agreed to by the parties thereto; and

(e) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize such Loan Party, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended by this Amendment in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of each of the Parent and the Borrower enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, including without limitation, the Wells Fargo Term Loan Agreement and the Term Loan Agreement; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

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(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Parent and Borrower. The Borrower and the Parent hereby certify to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Amendment, the representations and warranties made or deemed made by each of the Parent and the Borrower in the Credit Agreement as amended by this Amendment and the other Loan Documents to which the Parent or the Borrower is a party are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement as amended by this Amendment.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

PARKWAY PROPERTIES LP

By:	Parkway Properties General Partners, Inc., its sole general partner

	By:	/s/ David R. O’Reilly
Name: David R. O’Reilly
Title: EVP, Chief Financial Officer & Chief Investment Officer

	By:	/s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President & General Counsel

PARENT:

PARKWAY PROPERTIES, INC.

By:	/s/ David R. O’Reilly
Name: David R. O’Reilly
Title: EVP, Chief Financial Officer & Chief Investment Officer

By:	/s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President & General Counsel

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender, and as a Lender

By:	/s/ Andrew W. Hussion

Name: Andrew W. Hussion
Title: Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kyle Erikson Workinger

Name: Kyle Erikson Workinger
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ken Carl

Name: Ken Carl
Title: Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross

Name: Brian Gross
Title: Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy Sylvain

Name: Timothy Sylvain
Title: Vice President

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US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Lee Hord

Name: J. Lee Hord
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Rita Lai

Name: Rita Lai
Title: Senior Credit Banker

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SEASIDE NATIONAL BANK & TRUST, as a Lender

By:	/s/ Thomas N. Grant

Name: Thomas N. Grant
Title: Senior Vice President & Chief Credit Officer

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TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Gretchen Ware

Name: Gretchen Ware
Title: First Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of September 30, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Parkway Properties LP (the “Borrower”), Parkway Properties, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of March 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a Fourth Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

PARKWAY PROPERTIES, INC.

By:
Name:
Title:

By:
Name:
Title:

PARKWAY PROPERTIES GENERAL PARTNERS, INC.

By:
Name:
Title:

By:
Name:
Title:

PARKWAY JHLIC LP

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY REALTY SERVICES, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PARKWAY LAMAR LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY 214 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PARKWAY 525 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY TOWER PLACE 200, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 222 S. MILL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 400 NORTH BELT, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 1300 RIVERPLACE, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 1250 SAM HOUSTON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 1325 DAIRY ASHFORD, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY SQUAW PEAK, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY WOODBRANCH, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY 550 SOUTH CALDWELL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY FUND II TAMPA I, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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EOLA CAPITAL LLC

By:	Eola Office Partners LLC, its sole member

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title: